UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 24, 2003
                                                 -------------


                             Tangent Solutions, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       2-96392-A              65-0952956
          --------                       ---------              ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


                  3998 FAU Boulevard, Boca Raton, Florida 33431
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               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code (561) 362-4800
                                                   --------------


               6801 Powerline Road, Fort Lauderdale, Florida 33309
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)
(i) Radin Glass & Co., LLP ("Radin Glass") was dismissed by the Registrant as the Registrant's principal independent accountant effective July 24, 2003.

(ii) The Registrant engaged Radin Glass as the principal accountant in August 2002. Since that time, Radin Glass has reviewed the Registrant's financial statements for the interim periods ended June 30, 2002 and September 30, 2002, but has not issued a report on the financial statements of the Registrant.

(iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

(iv) During the Registrant's two most recent fiscal years and the subsequent interim periods through the date of termination on July 24, 2003, there were no disagreements with Radin Glass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

(a)(2) Sweeney Gates & Co. has been engaged as the principal accountant to audit the Registrant's financial statements effective as of July 24, 2003.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a-b) None.

(c) Exhibits.

16.1 Letter regarding changes in certifying accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TANGENT SOLUTIONS, INC.

Date: August 8, 2003                        By:  /s/Gregory W. Faust
                                                 -----------------
                                                 Gregory W. Faust,
                                                 President and CEO